J.P. MORGAN INTERNATIONAL EQUITY FUNDS

JPMorgan International Equity Index Fund

(All Shares Classes)

(A series of JPMorgan Trust II)

Supplement dated June 11, 2014

to the Prospectuses, Summary Prospectuses and Statement of Additional Information

dated February 28, 2014, as supplemented

IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

At a shareholder meeting on June 10, 2014, shareholders of the JPMorgan International Equity Index Fund (the “Fund”) approved the proposal regarding the change to the Fund’s investment objective described in the supplement dated April 28, 2014. The changes described therein to the Fund’s investment objective, name, benchmark, and main investment strategies, including its 80% Policy, as defined therein, will take effect on June 30, 2014.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS AND

STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE

SUP-IEI-614